                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 3, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund for the quarter and the year ended December 31, 1999. The net asset value per share at that date was $10.63. During the quarter, three $0.08 per share monthly dividends were declared and paid. In addition, a special income dividend of $0.03 per share was declared for shareholders of record on December 21, 1999 and was paid on January 14, 2000.

1999 INVESTMENT REVIEW

    For the year ended December 31, 1999, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of
 - 6.77%. This performance compares to the NAREIT Equity REIT Index* total return of - 4.62%. This underperformance compared to its benchmark primarily resulted from the Fund's overweighting in Health Care and preferred stocks.

    The REIT bear market continued in earnest in 1999, and for only the second time in history, and the first time in 25 years, REITs recorded back-to-back years of negative returns. As is well known, this performance came in the face of continued strong real estate fundamentals, rising inflation expectations and historically attractive REIT valuations.

    The relative underperformance of the Fund for the year was primarily due to the allocation to both the Health Care sector and to fixed income investments. The Health Care sector was the poorest performing property sector in 1999 as these companies were buffeted by Medicare reforms that reduced the profitability of nursing homes, and overbuilding in the assisted living industry that has caused severe financial distress for their operators. Real estate fixed income investments, consisting primarily of preferred stocks of REITs, performed poorly as a result of a combination of real estate securities being out of favor, tax loss selling and higher interest rates. In addition, sporadic leveraged buyout or merger transactions raised the specter of credit deterioration. We believe our Health Care and fixed income investments will contribute significantly to the account's performance in the coming year during what we believe will be a general recovery in the overall REIT market.

    The best performing sectors in 1999 were Apartment and Office. Both were positively affected by the strong economy, exposure to the growth of the Internet and knowledge-based industries, and financial market discipline that constrained capital flows and new construction that might have led to overbuilding. In addition to the Health Care sector, the Hotel sector performed poorly due to the increasing level of new hotel construction. The Retail sector, of course, was adversely affected by investor fears about the growing threat of the Internet on real estate based shopping.

    What is perhaps most interesting about performance in 1999 is what investment themes did not work, despite widely held beliefs that certain valuation parameters and corporate policies would stem the tide of persistent investor selling. While so-called 'value' investors in general suffered during the year, in the REIT universe neither value nor growth styles of management provided better returns. Net asset values (NAV) per share failed to provide a floor to REIT share prices, and now most trade well below NAV. Current dividend yield also provided little or no support as share price declines produced an unprecedented number of double-digit dividend yields in the REIT universe. Share buy-backs, which totaled several $billion, and were widely heralded as both managements'

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

strongest defense and their greatest investment opportunity, failed to do more than barely cushion the fall of REIT prices. And finally, increased merger and acquisition activity, nearly everyone's expected outcome of the bear market, not only failed to materialize, but in the few transactions that did take place, the premium paid for the acquired company was disappointingly modest.

INVESTMENT OUTLOOK

    As 2000 begins, little if anything has changed in the REIT investment environment. The economy continues to grow at a substantial pace and real estate fundamentals remain strong; we expect REIT earnings to grow by 8%, on average, this year, which is about in line with the projections for the S&P 500. REITs are generally very well capitalized and these companies are expected to again record strong dividend growth. The REIT modernization legislation passed in 1999 has broadened these companies' power to control their destinies due to their new ability, starting in 2001, to establish taxable subsidiary companies that can engage in previously prohibited services and related businesses. Nonetheless, REIT shares remain at record low valuations and investor sentiment continues to strongly favor high technology and Internet-related companies.

    In our opinion, REITs continue to suffer from the lack of cyclical tailwinds from which they benefited in the mid-1990's, and from investor fears that cyclical headwinds may be just around the corner, the result of either a slowing economy (thereby reducing demand) or a boom in new construction (increasing supply). Thus, to commit to this sector one must be satisfied that neither of these are an issue or, if they are, that the stocks are cheap enough and have discounted these factors. While we are no better at predicting the economy than anyone else, it appears that there are very few impediments to continued economic growth, although perhaps not at the torrid pace of the past year. We also see ample evidence that the combination of enhanced real estate information flow and capital market discipline can be sufficient to control the amount of new construction in most property types and major regions of the country. As a result, we are not concerned that a supply/demand imbalance in the real estate market is about to develop. Consequently, due to the current level of REIT valuations, we also do not see a lot of risk in their share prices.

    The continued strength of the economy has justifiably caused fears of further interest rate increases this year, and many have suggested that this will be negative for real estate and REITs. This conclusion, however, may not be entirely correct and, again, recent experience is substantiating this. Again, using the supply and demand analogy, as long as interest rate increases do not choke off economic growth altogether, the demand side of the equation should stay intact. Importantly, real estate development is very sensitive to interest rates. Rising interest rates over the past year have already had the effect of slowing construction. We would expect that any additional rise in rates will further reduce development activity and nearly ensure limitations on new supply. This may also precipitate a rise in required current returns (capitalization rates) on both new development and property purchases and a concomitant decline in property values. This situation may be exactly what the decline in REIT share prices has been anticipating. Again, as long as the economy continues to grow, rental income and, therefore, REIT earnings should not be negatively affected. Thus, REIT share prices may hold up relatively well. Further, this may create a new buying opportunity for the REITs that have retained or can access capital. It is for this reason that we have advocated that companies marshal as much liquidity as possible, and have focused our investments on those that have done so.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    Within the context of the entire REIT universe, we expect a continuation of divergent trends between different property sectors and companies. Perhaps more so than recently, we believe that sector selection will play an increasingly important role in investment performance. We continue to like the Office sector, but favor urban locations. We still favor the Health Care sector based on early signs that the worst may be over for both the owners and operators of health care facilities. Similarly, we have begun to increase our weighting in the Hotel sector, as we see abatement in the growth of new hotel construction and continued strong demand for rooms, particularly in the urban, upscale segment. With an average current yield of over 13%, we believe, the account's preferred holdings offer an exceptional investment opportunity as they all possess strong fixed charge coverage. We are continuing to underweight the Retail sector due to a peaking of earnings momentum and the continued threat of the Internet with respect to retailers' sales and profit margins. Further, we are reducing or eliminating any holdings where managements have not adapted well to a capital constrained environment or have not adopted a business strategy that addresses the changed fundamental trends. The wholesale decline in REIT prices over the last two years has allowed the account to substantially upgrade its investment in companies with these characteristics, consistent with the account's goal of producing a high level of current income.

    In our opinion, waiting for REITs to return to investor favor is not like waiting for bell-bottom pants and wide ties to come back into vogue. Real estate remains a large and essential, albeit changing, industry and REITs continue to be the prominent vehicle for investment. Our investment strategy remains focused on owning a broadly diversified portfolio of above average yielding real estate securities. In constructing the Fund's portfolio, we look for companies with high current income coupled with healthy dividend increases and predictable earnings growth. It is our view that 1999's performance, while disappointing, reflects the tail end of the REIT securities bear market. We are optimistic about the Fund's prospects and will continue to do our best to deliver rewarding returns.

Sincerely,

                     MARTIN COHEN                   ROBERT H. STEERS
                     MARTIN COHEN                   ROBERT H. STEERS
                     President                             Chairman


    -----------------------------------------------------------
    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for weekly NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
    ------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                              NUMBER             VALUE
                                                             OF SHARES         (NOTE 1)
                                                            -----------       -----------
EQUITIES                                       96.88%
  COMMON STOCK                                 82.25%
    APARTMENT/RESIDENTIAL                       3.42%
         Apartment Investment & Management
            Co. -- Class A...........................            21,900       $   871,894
         Home Properties of New York.................            27,600           757,275
         Summit Properties...........................            59,300         1,059,987
                                                                              -----------
                                                                                2,689,156
                                                                              -----------
    HEALTH CARE                                13.86%
         ElderTrust..................................           106,700           653,538
         Health Care Property Investors..............           133,800         3,194,475
         Healthcare Realty Trust.....................            86,500         1,351,563
         Nationwide Health Properties................           240,900         3,312,375
         Omega Healthcare Investors..................           114,000         1,446,375
         *Ventas.....................................           225,000           942,187
                                                                              -----------
                                                                               10,900,513
                                                                              -----------
    HOTEL                                       6.22%
         FelCor Lodging Trust........................           120,300         2,105,250
         MeriStar Hospitality Corp...................           174,200         2,787,200
                                                                              -----------
                                                                                4,892,450
                                                                              -----------
    INDUSTRIAL                                  8.61%
         First Industrial Realty Trust...............           123,300         3,383,044
         Pacific Gulf Properties.....................           167,300         3,387,825
                                                                              -----------
                                                                                6,770,869
                                                                              -----------
    OFFICE                                     21.88%
         Arden Realty Group..........................           131,400         2,636,212
         Brandywine Realty Trust.....................           196,100         3,211,138
         CarrAmerica Realty Corp.....................            99,000         2,091,375
         Crescent Real Estate Equities Co............           112,300         2,063,513
         Highwoods Properties........................           139,700         3,248,025
         Mack-Cali Realty Corp.......................           125,400         3,268,237
         SL Green Realty Corp........................            32,000           696,000
                                                                              -----------
                                                                               17,214,500
                                                                              -----------

                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                               DECEMBER 31, 1999

                                                              NUMBER             VALUE
                                                             OF SHARES         (NOTE 1)
                                                            -----------       -----------
    OFFICE/INDUSTRIAL                           7.86%
         Liberty Property Trust......................           138,800       $ 3,365,900
         Prime Group Realty Trust....................           117,100         1,778,456
         Reckson Associates Realty Corp. --
            Class B..................................            45,570         1,036,718
                                                                              -----------
                                                                                6,181,074
                                                                              -----------
    SHOPPING CENTER                            19.16%
       COMMUNITY CENTER                         7.30%
         Developers Diversified Realty Corp..........           146,200         1,882,325
         Pan Pacific Retail Properties...............           118,700         1,936,294
         Philips International Realty Corp...........           117,000         1,923,187
                                                                              -----------
                                                                                5,741,806
                                                                              -----------
       REGIONAL MALL                           11.86%
         JP Realty...................................           146,300         2,285,938
         Macerich Co.................................           132,700         2,761,819
         Simon Property Group........................           110,300         2,530,006
         Taubman Centers.............................           162,900         1,751,175
                                                                              -----------
                                                                                9,328,938
                                                                              -----------
         TOTAL SHOPPING CENTER.......................                          15,070,744
                                                                              -----------
    SPECIALTY                                   1.24%
         Entertainment Properties Trust..............            73,900           974,556
                                                                              -----------
              TOTAL COMMON STOCK (Identified
                cost -- $77,002,036).................                          64,693,862
                                                                              -----------
  PREFERRED STOCK                              14.63%
         Apartment Investment & Management Co.,
            9.375%, Series G.........................           125,100         2,103,244
         Bradley Real Estate, 8.40%, Series A
            (Convertible)............................            40,026           780,507
         Camden Property Trust, $2.25, Series A
            (Convertible)............................           106,100         2,380,619
         Crown American Realty Trust, 11.00%, Series
            A........................................            44,300         1,567,112
         Prime Retail, 8.50%, Series B
            (Convertible)............................            94,800         1,119,825
         Reckson Associates Realty Corp., 7.625%,
            Series A (Convertible)...................            42,500           844,688
         SL Green Realty Corp., 8.00%, Series A
            (Convertible)............................           114,200         2,712,250
                                                                              -----------
              TOTAL PREFERRED STOCK (Identified
                cost -- $14,356,569).................                          11,508,245
                                                                              -----------
              TOTAL EQUITIES (Identified
                cost -- $91,358,605).................                          76,202,107
                                                                              -----------



                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                               DECEMBER 31, 1999

                                                                    PRINCIPAL        VALUE
                                                                     AMOUNT         (NOTE 1)
                                                                   -----------    -------------
CORPORATE BOND                                          1.00%
         #Macerich Co. 144A, Convertible, 7.25%,
            due 12/15/02
              (Identified cost -- $770,175)..........               $945,000       $   789,074
                                                                                   -----------
TOTAL INVESTMENTS (Identified cost -- $92,128,780)...  97.88%                       76,991,181
OTHER ASSETS IN EXCESS OF LIABILITIES................   2.12%                        1,666,913
                                                      -------                      -----------
NET ASSETS (Equivalent to $10.63 per share based on
  7,399,100 shares of capital stock outstanding)..... 100.00%                      $78,658,094
                                                      -------                      -----------
                                                      -------                      -----------

-------------------

* Non-income producing security.

# Security is restricted subject to rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.



                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
    Investments in securities, at value (Identified
       cost -- $92,128,780) (Note 1)........................  $ 76,991,181
    Cash....................................................     1,065,027
    Dividends and interest receivable.......................     1,044,166
    Receivable for investment securities sold...............        27,983
    Other assets............................................         4,160
                                                              ------------
         Total Assets.......................................    79,132,517
                                                              ------------
LIABILITIES:
    Payable for dividends declared..........................       285,349
    Payable to investment advisor...........................        44,499
    Payable to administrator................................        13,690
    Other liabilities.......................................       130,885
                                                              ------------
         Total Liabilities..................................       474,423
                                                              ------------
NET ASSETS applicable to 7,399,100 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $ 78,658,094
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($78,658,094[div]7,399,100 shares outstanding)..........  $      10.63
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $     10.625
                                                              ------------
                                                              ------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE..........         (0.05)%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $ 94,897,831
    Accumulated net realized loss on investments sold.......    (1,102,138)
    Net unrealized depreciation on investments..............   (15,137,599)
                                                              ------------
                                                              $ 78,658,094
                                                              ------------
                                                              ------------



                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income (Note 1):
    Dividend income.........................................  $  8,317,915
    Interest income.........................................       125,598
                                                              ------------
         Total Income.......................................     8,443,513
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................       603,982
    Administration fees (Note 2)............................       150,000
    Transfer agent fees.....................................        71,161
    Custodian fees and expenses.............................        63,527
    Reports to shareholders.................................        38,807
    Professional fees.......................................        31,708
    Directors' fees and expenses (Note 2)...................        32,703
    Registration and filing fees............................        16,170
    Interest expense (notes 1 and 7)........................           102
    Miscellaneous...........................................         7,048
                                                              ------------
         Total Expenses.....................................     1,015,208
    Reduction of Expenses (Note 6)..........................       (51,804)
                                                              ------------
         Net Expenses.......................................       963,404
                                                              ------------
Net Investment Income.......................................     7,480,109
                                                              ------------
Net Realized and Unrealized Loss on Investments:
    Net realized loss on investments........................    (4,610,583)
    Net change in unrealized depreciation on investments....    (8,273,337)
                                                              ------------
         Net realized and unrealized loss on investments....   (12,883,920)
                                                              ------------
Net Decrease in Net Assets Resulting from Operations........  $ (5,403,811)
                                                              ------------
                                                              ------------


                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE             FOR THE
                                                  YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 1999   DECEMBER 31, 1998
                                               -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...............    $  7,480,109        $  8,681,907
         Net realized gain/(loss) on
            investments......................      (4,610,583)          9,196,571
         Net change in unrealized
            appreciation/(depreciation) on
            investments......................      (8,273,337)        (34,059,788)
                                                 ------------        ------------
              Net decrease in net assets
                resulting from operations....      (5,403,811)        (16,181,310)
                                                 ------------        ------------
    Dividends and Distributions to
       shareholders from
       (Note 1):
         Net investment income...............      (6,160,687)         (5,466,924)
         Net realized gain on investments....              --         (15,192,513)
         Tax return of capital...............      (1,163,676)         (1,325,146)
                                                 ------------        ------------
              Total dividends and
                distributions to
                shareholders.................      (7,324,363)        (21,984,583)
                                                 ------------        ------------
              Total decrease in net assets...     (12,728,174)        (38,165,893)
    Net Assets:
         Beginning of year...................      91,386,268         129,552,161
                                                 ------------        ------------
         End of year.........................    $ 78,658,094        $ 91,386,268
                                                 ------------        ------------
                                                 ------------        ------------



                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                       1999       1998       1997       1996      1995
--------------------------------                      -------   --------   --------   --------   -------
Net asset value, beginning of year..................  $ 12.35   $  17.51   $  16.87   $  13.44   $ 13.26
                                                      -------   --------   --------   --------   -------
Income from investment operations:
    Net investment income...........................     1.01       1.17       1.10       1.02      0.88
    Net realized and unrealized gain/(loss) on
      investments...................................    (1.74)     (3.36)      2.38       3.42      0.26
                                                      -------   --------   --------   --------   -------
        Total from investment operations............    (0.73)     (2.19)      3.48       4.44      1.14
                                                      -------   --------   --------   --------   -------
Less dividends and distributions to shareholders
  from:
    Net investment income...........................    (0.83)     (0.74)     (0.96)     (0.96)    (0.67)
    Net realized gain on investments................       --      (2.05)     (1.88)     (0.05)       --
    Tax return of capital...........................    (0.16)     (0.18)        --         --     (0.29)
                                                      -------   --------   --------   --------   -------
        Total dividends and distributions to
          shareholders..............................    (0.99)     (2.97)     (2.84)     (1.01)    (0.96)
                                                      -------   --------   --------   --------   -------
        Net increase/(decrease) in net asset
          value.....................................    (1.72)     (5.16)      0.64       3.43      0.18
                                                      -------   --------   --------   --------   -------
Net asset value, end of year........................  $ 10.63   $  12.35   $  17.51   $  16.87   $ 13.44
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
Market value, end of year...........................  $10.625   $  12.81   $  17.75   $  16.50   $13.375
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
--------------------------------------------------------------------------------------------------------
TOTAL MARKET VALUE RETURN(a)........................  - 10.18%   - 12.20%     24.96%     32.37%    16.38%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
TOTAL NET ASSET VALUE RETURN(a).....................   - 6.77%   - 14.21%     20.57%     34.68%     9.14%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------
    Net assets, end of period (in millions).........  $  78.7   $   91.4   $  129.6   $  124.8   $  99.4
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
    Ratios of expenses to average weekly net assets
      (before expense reduction)....................     1.18%      1.14%      1.22%      1.20%     1.25%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
    Ratios of expenses to average weekly net assets
      (net of expense reduction)....................     1.12%      1.12%      1.17%      1.16%     1.23%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
    Ratios of net investment income to average
      weekly net assets (before expense
      reduction)....................................     8.61%      7.35%      6.12%      7.16%     6.78%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
    Ratios of net investment income to average
      weekly net assets
      (net of expense reduction)....................     8.67%      7.37%      6.17%      7.21%     6.79%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------
    Portfolio turnover rate.........................       62%        76%        41%        31%       51%
                                                      -------   --------   --------   --------   -------
                                                      -------   --------   --------   --------   -------

-------------------
(a) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated taking into account dividends as reinvested.

                See accompanying notes to financial statements.

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.
    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.
    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.
    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. A portion of the Fund's dividend may consist of amount in excess of net investment income derived from

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $1,163,676 ($0.16 per share), for the year ended December 31, 1999, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1999, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments by $1,319,422. These differences are primarily due to payment of distributions subject to a capital loss carryforward.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary. At December 31, 1999, the Fund had a capital loss carryfoward of $2,599,723 expiring in 2007.

    Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Advisor') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the year ended
December 31, 1999, the Fund incurred investment advisory fees of $603,982.

    Administration Fees: Princeton Administrators, L.P., (the 'Administrator') serves as the administrator pursuant to an Administration Agreement (the 'Administration Agreement'), as amended, with the Fund. Under such Administration Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis,

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and shareholder reports.

    Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the year ended December 31, 1999, the Fund incurred administrative fees of $150,000.

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services. Fees and related expenses accrued for non-affiliated directors totaled $32,703 for the year ended December 31, 1999.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1999, totaled $52,378,972 and $60,509,880, respectively.

    At December 31, 1999, the cost and unrealized appreciation/(depreciation) in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregated cost...................................  $ 90,631,192
                                                    ------------
Gross unrealized appreciation.....................  $  2,009,250
Gross unrealized depreciation.....................  $(15,649,261)
                                                    ------------
Net unrealized depreciation.......................  $(13,640,011)
                                                    ------------
                                                    ------------

NOTE 4. COMMON STOCK

    At December 31, 1999, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 7,399,100 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 13,578 shares.

NOTE 5. SUBSEQUENT EVENTS

    On January 3, 2000 the Board of Directors on the Fund declared a dividend of $0.08 per share payable on January 31, 2000 to shareholders of record on January 14, 2000.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT

    The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $51,804 under this agreement.

NOTE 7. BORROWINGS

    The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At December 31, 1999, there were no loans outstanding. During the year ended December 31, 1999, the average daily balance of loans outstanding was $629,875 at a weighted average interest rate of 5.8125%. The

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

maximum amount of loans outstanding at any time during the year ended December 31, 1999 was $629,875 on March 16, 1999, which was 0.73% of total assets. The loan is collateralized by the Fund's portfolio to the extent of the loan outstanding.

NOTE 8. QUARTERLY DATA (UNAUDITED)

                                                                                                    NET
                                                                    NET REALIZED AND        INCREASE/(DECREASE)
                              TOTAL                 NET                UNREALIZED              IN NET ASSETS
                           INVESTMENT            INVESTMENT            GAIN/(LOSS)             RESULTING FROM
QUARTERLY PERIOD             INCOME                INCOME            ON INVESTMENTS              OPERATIONS
---------------------  -------------------   ------------------   ---------------------     ---------------------
                                      PER                  PER                     PER                       PER
FISCAL 1999              AMOUNT      SHARE     AMOUNT     SHARE     AMOUNT        SHARE     AMOUNT          SHARE
-----------              ------      -----     ------     -----     ------        -----     ------          -----
March 31.............  $ 2,129,342   $0.29   $1,873,539   $0.25   $ (6,579,081)   $(0.89)   $ (4,705,542)   $(0.64)
June 30..............    1,961,183    0.27    1,727,962    0.23      7,909,724      1.07       9,637,686      1.30
September 30.........    2,319,601    0.31    2,085,459    0.28     (4,867,462)    (0.66)     (2,782,003)    (0.38)
December 31..........    2,033,387    0.28    1,793,149    0.25     (9,347,101)    (1.26)     (7,553,952)    (1.01)
                       -----------   -----   ----------   -----   -------------   -------   -------------   -------
                       $ 8,443,513   $1.15   $7,480,109   $1.01   $(12,883,920)   $(1.74)   $ (5,403,811)   $(0.73)
                       -----------   -----   ----------   -----   -------------   -------   -------------   -------
                       -----------   -----   ----------   -----   -------------   -------   -------------   -------

                                      PER                  PER                     PER                       PER
FISCAL 1998              AMOUNT      SHARE     AMOUNT     SHARE     AMOUNT        SHARE     AMOUNT          SHARE
-----------              ------      -----     ------     -----     ------        -----     ------          -----
March 31.............   $2,241,503   $0.30   $1,899,558   $0.26   $ (1,841,313)   $(0.25)   $     58,245    $ 0.01
June 30..............    3,202,066    0.43    2,843,127    0.38     (7,833,821)    (1.06)     (4,990,694)    (0.68)
September 30.........    2,228,505    0.30    1,910,803    0.26     (9,818,779)    (1.33)     (7,907,976)    (1.07)
December 31..........    2,331,357    0.32    2,028,419    0.27     (5,369,304)    (0.72)     (3,340,885)    (0.45)
                       -----------   -----   ----------   -----   -------------   -------   -------------   -------
                       $10,003,431   $1.35   $8,681,907   $1.17   $(24,863,217)   $(3.36)   $(16,181,310)   $(2.19)
                       -----------   -----   ----------   -----   -------------   -------   -------------   -------
                       -----------   -----   ----------   -----   -------------   -------   -------------   -------


                          DIVIDENDS AND              NET ASSETS AT
QUARTERLY PERIOD          DISTRIBUTIONS              END OF PERIOD
---------------------  -----------------------   ---------------------
                                         PER                     PER
FISCAL 1999               AMOUNT        SHARE       AMOUNT      SHARE
-----------               ------        -----       ------      -----
March 31.............  $ (1,775,248)   $(0.24)   $ 84,905,478   $11.48
June 30..............    (1,775,721)    (0.24)     92,767,443    12.54
September 30.........    (1,775,714)    (0.24)     83,437,777    11.28
December 31..........    (1,997,680)    (0.27)     78,658,094    10.63
                       -------------   -------
                       $ (7,324,363)   $(0.99)
                       ------------    ------
                       ------------    ------

                                         PER                     PER
FISCAL 1998               AMOUNT        SHARE       AMOUNT      SHARE
-----------               ------        -----       ------      -----
March 31.............  $ (1,785,258)   $(0.24)   $127,825,148   $17.28
June 30..............    (1,775,712)    (0.24)    121,058,742    16.36
September 30.........    (1,775,716)    (0.24)    111,375,051    15.05
December 31..........   (16,647,897)    (2.25)     91,386,268    12.35
                       -------------   -------
                       $(21,984,583)   $(2.97)
                       -------------   -------
                       -------------   -------

   ------------------------------------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
   ------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Total Return Realty Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                         PricewaterhouseCoopers LLP


New York, New York
February 3, 2000

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

    The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by State Street Bank & Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

    If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request to reregister shares in their own name, which will enable participation in the Plan.

    The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

    The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200 (telephone 800-426-5523).



--------------------------------------------------------------------------------
                               ADDITIONAL INFORMATION

    During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with the investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------

                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers                      INVESTMENT ADVISER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND ADMINISTRATOR
 Director                              Princeton Administrators, L.P.
                                       P.O. Box 9095
 George Grossman                       Princeton, NJ 08543-9095
 Director                              (800) 543-6217

 Jeffrey H. Lynford
 Director                              CUSTODIAN AND TRANSFER AGENT
                                       State Street Bank and Trust Company
 Willard H. Smith, Jr.                 P.O. Box 8200
 Director                              Boston, MA 02266-8200

 Elizabeth O. Reagan                   LEGAL COUNSEL
 Vice President                        Simpson Thacher & Bartlett
                                       425 Lexington Avenue
 Adam Derechin                         New York, NY 10017
 Vice President and Assistant
 Treasurer
                                       New York Stock Exchange Symbol: RFI

 Lawrence B. Stoller                   Website: www.cohenandsteers.com
 Assistant Secretary

                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or
                                       sale of Fund shares. Past performance
                                       is of course no guarantee of future
                                       results and your investment may be
                                       worth more or less at the time you sell.

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



     COHEN & STEERS
-----------------------
TOTAL RETURN REALTY FUND




-------------------------
      ANNUAL REPORT
    DECEMBER 31, 1999



                            STATEMENT OF DIFFERENCES

The division sign shall be expressed as .................................. [div]